FOR IMMEDIATE RELEASE
March 23, 2009

[LOGO] AFL-CIO                                               Contact:
      HOUSING                                                Michael K. Frisby
INVESTMENT TRUST                                             202-625-4328


AS MAJOR STOCK MARKETS DROP, AFL-CIO HIT SHOWS POSITIVE RETURNS, BEATING BENCHMARK BY 338 BASIS POINTS

HIT Continues to Demonstrate Value of Prudent Investment Strategy, High Credit Quality Mortgage-Backed Securities

WASHINGTON - While the stock market declined dramatically, the AFL-CIO Housing Investment Trust (HIT) achieved one of its strongest showings ever against its benchmark in February. The HIT outperformed the benchmark by 338 basis points with a net return of 5.44% for the one-year period ending February 28, 2009. On a gross basis, the HIT's one-year return of 5.88% exceeded the Barclays Capital Aggregate Bond Index by 382 basis points.

HIT's prudent and disciplined strategy of matching the benchmark's interest rate risk while substituting high credit quality multifamily mortgage-backed securities (MBS) for corporate securities in the benchmark served investors well. Spreads on these government agency and government-sponsored enterprise MBS tightened significantly during February as the market recognized their value, while corporate bonds performed poorly as credit market turmoil increased. Corporate bonds, which comprised nearly 18% of the Barclays Index, underperformed similar maturity Treasuries by 143 basis points in the month of February.

"Corporate bonds have not provided diversification relative to equities because both reflect concerns about corporate financial strength during a deepening recession," said Chang Suh, HIT Executive Vice President and Chief Portfolio Manager.

Mr. Suh noted that HIT's strong showing came at a time when the major stock markets continued to plummet. The Standard & Poor's 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns of -46.3%, -43.9 % and -41.4%, respectively, for the same one-year period.

The HIT seeks to provide diversification and competitive returns for its investors and preserve capital through its investments in high credit quality MBS. The HIT stands alone in achieving these returns while also creating union jobs and affordable housing through its investments. Pension funds create a powerful, pro-union economic stimulus by investing in the HIT.

"The HIT continues to focus on providing consistent performance, predictable income and capital preservation by investing in the highest credit quality securities," Mr. Suh said. "These securities are issued by the U.S. government and government-sponsored enterprises and have performed well during this period of economic turmoil."


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The AFL-CIO Housing Investment Trust is a core-plus, fixed-income investment company registered with the Securities and Exchange Commission. The HIT has more than 350 investors and over $3.4 billion in assets. The HIT invests primarily in fixed-income investments such as multifamily and single family mortgage-backed securities issued or insured by the government or government agencies. The HIT has never invested in securities backed by subprime mortgages.The investment objective of the HIT is to provide competitive returns for its investors and to promote collateral objectives such as the construction of housing and the generation of employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $5 billion to finance more than 85,000 units of housing nationwide, generating more than 58,000 union jobs.

The HIT's net returns forth 1-,3-,5- and 10- year periods ending February 28, 2009 were 5.44%, 5.62%, 4.43%, and 5.96%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about HIT expenses can be found on page 6 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.